FINOVA CAPITAL CORPORATION

                     FOURTH AMENDMENT TO SIXTH AMENDMENT AND
            RESTATEMENT OF CREDIT AGREEMENT DATED AS OF MAY 15, 1996


         This FOURTH AMENDMENT TO SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") is dated as of May 15, 1996 and entered into by and among FINOVA CAPITAL CORPORATION, a Delaware corporation (formerly, Greyhound Financial Corporation, hereinafter the "Company"), the undersigned lenders (collectively the "Lenders") the undersigned Agents, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANK OF MONTREAL, CHEMICAL BANK, CITIBANK, N.A., and FLEET BANK, N.A., individually and as agents (the "Agents") for the Lenders hereunder, and CITIBANK, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the Lenders hereunder, and is made with reference to that certain Sixth Amendment and Restatement dated as of May 16, 1994 of Credit Agreement dated as of May 31, 1976, by and among the Company, the Lenders, the Agents and the Administrative Agent, as amended by a First Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of September 30, 1994, a Second Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of May 11, 1995 and a Third Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of November 1, 1995 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the company has requested that the Termination Date be extended to May 20, 2001, and that the provisions of Section 4.02(a) of the Credit Agreement be modified;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

         A. Amendments to Section 1.01: Definitions. The Credit Agreement is hereby amended by deleting therefrom the definition of "Termination Date" and substituting therefor the following:

                  "Termination Date shall mean May 20, 2001; provided, however, that, if any Lender has consented to an Extension Request in accordance with Section 2.17, with regard to the then existing Termination Date, the then existing Termination Date as to such Lender shall be automatically extended for one year from the then existing Termination Date; provided, however, that, notwithstanding any other provisions of this Agreement to the contrary, the Termination Date shall occur upon the earlier termination in whole of the Commitments pursuant to Section
         2.11 or 6.01."

         B. Amendment to Section 4.02(a). Section 4.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(a) Permit the ratio of (i) an amount equal to (x) total outstanding Indebtedness of the Company and its consolidate subsidiaries less (y) the cash and cash equivalents of the Company and its consolidated subsidiaries, except any funds held in escrow, to (ii) Stockholders' Equity to be greater than 7.00 to 1.00 at any time; provided that at such times, and only such times, as Long-term Debt is rated so that Level 1 or Level 2 would apply to the determination of the applicable Margin hereunder, the permitted maximum ratio shall be
         7.25 to 1.00."

         Section 2. COMPANY'S REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Corporate Power and Authority. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

         B. Authorization of Agreements. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

         C. No Conflict. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or its Subsidiaries, the certificate of incorporation or bylaws of the Company or any order, judgment or decree of any court or other agency of government binding on the Company or its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of stockholders or any approval or consent of any Person under any contractual obligation of the Company or its Subsidiaries (other than the parties hereto).

         D. Governmental Consents. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. Binding Obligation. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

         F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 3.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

         Section 3. CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective on the first date on which all of the following conditions precedent shall have been satisfied (such date being referred to herein as the "Amendment Effective Date"):

         A. On or before the Amendment Effective Date, the Company shall deliver to the Administrative Agent the following, each, unless otherwise noted, dated the Amendment Effective Date:

                  1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  2. Signature and incumbency certificates of its officers executing this Amendment; and

                  3. Executed copies of this Amendment.

         B. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

         Section 4. MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under, the Credit Agreement or the Notes.

         B. Fees and Expenses. The Company acknowledges that all costs, fees and expenses as described in Section 8.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

         C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Company and the Lenders.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

The Company:

FINOVA CAPITAL CORPORATION

By   /s/ Robert J. Fitzsimmons
     Senior Vice President-Treasurer

By   /s/ Meilee Smythe
     Vice President, Assistant Treasurer

The Lenders:

CITIBANK, N.A. (Individually and as an Agent and Administrative Agent)

By   /s/ Marjorie Futorinick
     Vice President

BANK OF AMERICAN NATIONAL TRUST AND SAVINGS ASSOCIATION

By   /s/ Robert Troutman
     Managing Director

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as an Agent)

By   /s/ Robert Troutman
     Managing Director

BANK OF MONTREAL (Individually and as an Agent)

By   /s/ J. Donald Higgins
     Managing Director

CHEMICAL BANK (Individually and as an Agent)

By   /s/ George C. Johnson
     Vice President

FLEET BANK, N.A. (Individually and as an Agent)

By   /s/ S. H. Lee
     Vice President

BANK OF AMERICA ILLINOIS

By   /s/ Robert Troutman
     Managing Director

THE CHASE MANHATTAN BANK
(National Association)

By   /s/ Susan P. Herpy
     Vice President

CREDIT SUISSE

By   /s/ Lori S. Jenner
     Associate

By   /s/ Marilou Palenzuela
     Member of Senior Management

THE INDUSTRIAL BANK OF JAPAN,
LIMITED, LOS ANGELES AGENCY

By   /s/ Masatake Yashiro
     General Manager

NATIONSBANK OF GEORGIA, N.A.

By   /s/ Betty Reed
     Senior Vice Prsident

UNION BANK OF SWITZERLAND
LOS ANGELES BRANCH

By   /s/ Philip A. Stephens
     Vice President

By   /s/ Thomas G. Jackson
     Managing Director

WESTDEUTSCHE LANDESBANK
GIROZENTRALE - NEW YORK BRANCH

By   /s/ Raymond K. Mill
     Vice President

By   /s/ Laura Spichegn
     Associate

CREDIT LYONNAIS - San Francisco Branch

By   /s/ William J. Fischer
     Vice President & Manager

FIRST INTERSTATE BANK OF ARIZONA, N.A.

By   /s/ Kevin Halloran
     Vice President

NATIONAL WESTMINISTER BANK PLC

By   /s/ Maria Amaral-LeBlanc
     Vice President

ROYAL BANK OF CANADA

By   /s/ Glen D. Carter
     Senior Manager

SOCIETE GENERALE

By   /s/ Staley Stewart
     Vice President

BANK ONE, ARIZONA, N.A.

By   /s/ Cliff Payson
     Vice President

DESDNER BANK AG LOS ANGELES AGENCY

By   /s/ Jon M. Bland
     Senior Vice President

By   /s/ Vitol Wiacek
     Assistant Vice President

UNION BANK OF CALIFORNIA, N.A.
By   /s/ Donald H. Rubin
     Vice President

THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY

By   /s/ Morgan Edwards II
     Deputy General Manager

THE MITSUBISHI TRUST AND BANKING CORPORATION, acting through its LOS ANGELES AGENCY

By   /s/ Hiroshi Koseh
     Senior Vice President &
     Chief Manager

ARAB BANKING CORPORATION (New York Branch)

By   /s/ Richard Whelan
     Vice President and Manager
     Los Angeles Representative Office

THE BANK OF NOVA SCOTIA

By   /s/ John Quick
     Officer

FIRST UNION NATIONAL BANK OF NORTH CAROLINA

By   /s/ Jane W. Workman
     Senior Vice President

BANK OF AMERICA ARIZONA

By   /s/ John Kinney
     Vice President

BANK OF HAWAII

By   /s/ Joseph T. Donalson
     Vice President

BANQUE NATIONALE DE PARIS

By   /s/ Margaret Mudd
     Vice President

COMERICA BANK

By   /s/ Dick Price
     Vice President

CAISSE NATIONALE de CREDIT AGRICOLE

By   /s/ Dean Balice
     Senior Vice President
     Branch Manager

DG BANK DEUTSCHE
GENOSSENSCHAFTSBANK

By   /s/ Karen A. Brinkman
     Vice President

By   /s/ Robert B. Herbe
     Vice President

KREDIETBANK N.V.

By   /s/ Robert Snauffer
     Vice President

By   /s/ Tod R. Angus
     Vice President

NBD BANK

By   /s/ David Cleifh
     Authorized Agent

CANADIAN IMPERIAL BANK OF COMMERCE

By   /s/ Stephen D. Reynolds
     Authorized Signatory

UNITED STATES NATIONAL BANK OF OREGON

By   /s/ Stephen Mitchell
     Vice President

ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH
By: ABN AMRO North America Inc., as Agent

By   /s/ Paul K. Stimpfl
     Vice President

By   /s/ John A. Miller
     Group Vice President/Director

FUJI BANK, LTD.

By   /s/ N. Matsuura
     Joint General Manager

THE SAKURA BANK, LTD.

By   /s/ Ofusa Sato
     SVP and Assistant General Manager

BANQUE PARIBAS

By   /s/ Lynne A. Luedors
     Vice Prsident

By   /s/ John Cate
     Group Vice President

COMPAGNIE FINANCIERE DE
CIC ET DE L'UNION EROPEENE

By   /s/ Mark Skiden
     Vice President

By   /s/ Nancy Nelson
     Assistant Vice President

DEUTSCHE BANK AG NEW YORK
AND/OR CAYMAN ISLANDS BRANCES

By   /s/ Gayma Z. Shivnarain
     Vice President

By   /s/ Robert M. Powers
     Assistant Vice President

COMMERZBANK AG,
LOS ANGELES BRANCH

By   /s/ Christian Jagenberg
     Senior Vice President and Manager

By   /s/ Steven F. Larsen
     Vice President

THE DAI-ICHI KANGYO BANK, LTD.
LOS ANGELES AGENCY

By   /s/ Tomohiro Nozaki
     Sr. Vice President & Joint General Manager

BANCA MONTE DEIPASCHI DI SIENA S.p.A.

By   /s/ S.M. Sondak
     F.V.P. & Dep. General Manager

By   /s/ Brian R. Landy
     Vice President

THE SUMITOMO TRUST AND BANKING CO., LTD.,
LOS ANGELES AGENCY

By   /s/ Thomas Y. Benjamin
     Vice President & Manager


CHIBA BANK, LTD.

By   /s/ Kazuaki Kondo
     General Manager

DEN DANSKE BANK AKTIESELSKAB,
CAYMAN ISLANDS BRANCH

By   /s/ Mogens Sondergaard
     Vice President

By   /s/ John A. O'Neill
     Vice President